UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 13, 2004

Date of Report (Date of earliest event reported)

RAMBUS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4440 El Camino Real, Los Altos, CA 94022

(Address of principal executive offices, including zip code)

(650) 947-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report

Item 5.	Other Events & Regulation FD Disclosure

On February 12, 2004, Rambus Inc. issued a press release announcing the decision of the European Patent Office Appeals Board to revoke a certain European patent held by the company. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 7.	Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release issued by Rambus Inc. dated February 12, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMBUS INC.

/s/ Robert K. Eulau

Robert K. Eulau, Senior Vice President, Finance and Chief Financial Officer

Date: February 13, 2004

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Rambus Inc. dated February 12, 2004